UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 14, 2008
LAND O’LAKES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North Arden Hills, Minnesota	55126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On February 27, 2008, Land O’Lakes, Inc. (the “Company”) made available its Member Report, a copy of which was attached to the Form 8-K submitted that day.
     After the Company submitted its Member Report, it learned that certain adjustments to its financial information would have to be made to reflect a change in its accounting for certain vendor rebate receivables. The Company adjusted its financial results for the years ended December 31, 2007, 2006 and 2005 to conform to the new accounting treatment and deemed the adjustments to be immaterial. The Company recently issued an amended Member Report that reflects the changes noted above. The Company has posted a copy of this document on its web page at www.landolakesinc.com.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits.
     99.1 Land O’Lakes, Inc. Member Report 2007 (Amended).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: July 15, 2008	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1 Land O’Lakes, Inc. Member Report 2007 (Amended).